As filed with the Securities and Exchange Commission on March 29, 2010
Registration No. 333 - 164632
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

The Goodyear Tire & Rubber Company
(Exact Name of Registrant as Specified in Its Charter)

Ohio (State or Other Jurisdiction of Incorporation or Organization)	3011 (Primary Standard Industrial Classification Code Number)	34-0253240 (I.R.S. Employer Identification Number)
Subsidiary Guarantors Listed on Schedule A Hereto
(Exact Name of Registrant as Specified in Its Charter)

1144 East Market Street Akron, Ohio 44316-0001 (330) 796-2121 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)	David L. Bialosky, Esq.
Senior Vice President, General Counsel and Secretary
The Goodyear Tire & Rubber Company
1144 East Market Street
Akron, Ohio 44316-0001
(330) 796-2121
(Name, Address, Including Zip Code, and Telephone
Number, Including Area Code, of Agent for Service)

Approximate date of commencement of proposed sales to the public:  Not applicable.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14e-1(d) (Cross-Border Third Party Tender Offer)  ☐

This Post-effective Amendment No. 1 to Registration Statement on Form S-4 (No. 333-164632) shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

SCHEDULE A

SUBSIDIARY GUARANTORS

	State of	I.R.S. Employer	Address of
	Incorporation or	Identification	Registrant’s Principal	Address of
Registrant	Organization	Number	Executive Offices	Agent for Service

Celeron Corporation	Delaware	51-0269149	1144 East Market Street Akron, Ohio 44316 (330) 796-2121	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Dapper Tire Co., Inc.	California	95-2012142	4025 Lockridge Street San Diego, California 92102 (714) 375-6146	Corporation Service Company — Lawyers Incorporating Service 2730 Gateway Oaks Drive Suite 100 Sacramento, California 95833 (800) 927-9800
Divested Companies Holding Company	Delaware	51-0304855	2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Divested Litchfield Park Properties, Inc.	Arizona	51-0304856	2338 W. Royal Palm Road Suite J Phoenix, Arizona 85021 (800) 927-9800	Corporation Service Company 2338 W. Royal Palm Road Suite J Phoenix, Arizona 85021 (800) 927-9800
Goodyear Canada Inc.	Ontario	Not applicable	450 Kipling Avenue Toronto Ontario M8Z 5E1 Canada (416) 201-4300	Secretary 450 Kipling Avenue Toronto Ontario M8Z 5F1 Canada (416) 201-4300
Goodyear Export Inc.	Delaware	26-2890770	1144 East Market Street Akron, Ohio 44316 (330) 796-2121	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Goodyear Farms, Inc.	Arizona	86-0056985	2338 W. Royal Palm Road Suite J Phoenix, Arizona 85021 (800) 927-9800	Corporation Service Company 2338 W. Royal Palm Road Suite J Phoenix, Arizona 85021 (800) 927-9800
Goodyear International Corporation	Delaware	34-0253255	2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Goodyear Western Hemisphere Corporation	Delaware	34-0736571	2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Wheel Assemblies Inc.	Delaware	34-1879550	2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800
Wingfoot Commercial Tire Systems, LLC	Ohio	31-1735402	1144 East Market Street Akron, Ohio 44316 (330) 796-2121	Corporation Service Company 50 West Broad Street Suite 1800 Columbus, Ohio 43215 (800) 927-9800
Wingfoot Ventures Eight Inc.	Delaware	51-0319223	2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800	Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808 (800) 927-9800

EXPLANATORY NOTE: DEREGISTRATION OF SECURITIES

The Goodyear Tire & Rubber Company (“Goodyear”) and the other registrants identified herein (the “Subsidiary Guarantors”) are filing this Post-Effective Amendment No. 1 in accordance with the undertaking of Goodyear and the Subsidiary Guarantors set forth in the registration statement on Form S-4 (File No. 333-164632) declared effective by the U.S. Securities and Exchange Commission on March 2, 2010 (the “Registration Statement”). Pursuant to the Registration Statement, $702,000,000 in aggregate principal amount of Goodyear’s 8.75% Notes due 2020 (the “New Notes”) and guarantees of the New Notes by the Subsidiary Guarantors (the “Guarantees”) were registered under the Securities Act of 1933, as amended, in connection with Goodyear’s offer to exchange (the “Exchange Offer”) any and all of its outstanding 7.857% Notes due 2011 (the “Old Notes”) for New Notes and Guarantees.

Upon the consummation of the Exchange Offer on March 5, 2010, $282,387,000 in aggregate principal amount of New Notes and related Guarantees were issued to holders who tendered their Old Notes pursuant to the Exchange Offer. In accordance with the undertaking mentioned above, Goodyear and the Subsidiary Guarantors hereby deregister the remaining $419,613,000 in aggregate principal amount of New Notes and related Guarantees previously registered pursuant to the Registration Statement that were not exchanged for Old Notes in the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

The Goodyear Tire & Rubber Company

By:	/s/ Darren R. Wells
Name:     Darren R. Wells

Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert J. Keegan	Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

/s/ Darren R. Wells Darren R. Wells	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	March 29, 2010

/s/ Thomas A. Connell Thomas A. Connell	Vice President and Controller (Principal Accounting Officer)	March 29, 2010

* James C. Boland	Director

* James A. Firestone	Director

* W. Alan McCollough	Director

* Denise M. Morrison	Director

* Rodney O’Neal	Director

* Shirley D. Peterson	Director

* Stephanie A. Streeter	Director

Signature	Title	Date

* G. Craig Sullivan	Director

* Thomas H. Weidemeyer	Director

* Michael R. Wessel	Director

*By: /s/ Darren R. Wells Darren R. Wells		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Celeron Corporation

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard J. Kramer	Director and President (Principal Executive Officer)

/s/ Damon J. Audia Damon J. Audia	Director, Vice President and Treasurer (Principal Financial Officer)	March 29, 2010

* Richard J. Noechel	Director, Vice President and Controller (Principal Accounting Officer)

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Dapper Tire Co., Inc.

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven T. Hale	President (Principal Executive Officer)

* Ryan G. Patterson	Director, Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Michael R. Rickman	Director

* Darren R. Wells	Director

* John F. Winterton	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on March 29, 2010.

Divested Companies Holding Company

By:	/s/ Todd M. Tyler
Name:     Todd M. Tyler

Title:	Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* D. Brent Copeland	Director and President (Principal Executive Officer)

* Todd M. Tyler	Director, Vice President, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

* Randall M. Loyd	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on March 29, 2010.

Divested Litchfield Park Properties, Inc.

By:	/s/ Todd M. Tyler
Name:     Todd M. Tyler

Title:	Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* D. Brent Copeland	Director and President (Principal Executive Officer)

* Todd M. Tyler	Director, Vice President, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

* Randall M. Loyd	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, on March 29, 2010.

Goodyear Canada Inc.

By:	/s/ Douglas S. Hamilton
Name:     Douglas S. Hamilton

Title:	President

By:	/s/ Robin M. Hunter
Name:     Robin M. Hunter

Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Douglas S. Hamilton	Director and President (Principal Executive Officer)

* Caroline A. Pajot	Comptroller (Principal Financial Officer and Principal Accounting Officer)

* Charles L. Mick	Director

* Richard J. Noechel	Director

* Marc O. Voorhees	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Goodyear Export Inc.

By:	/s/ Darren R. Wells
Name:     Darren R. Wells

Title:	Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Darren R. Wells Darren R. Wells	Director, Chairman of the Board and President (Principal Executive Officer)	March 29, 2010

/s/ Damon J. Audia Damon J. Audia	Vice President and Treasurer (Principal Financial Officer)	March 29, 2010

* Richard J. Noechel	Vice President and Controller (Principal Accounting Officer)

* Bertram Bell	Director

* Anthony E. Miller	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Goodyear Farms, Inc.

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard J. Kramer	Director and President (Principal Executive Officer)

/s/ Damon J. Audia Damon J. Audia	Vice President and Treasurer (Principal Financial Officer)	March 29, 2010

* Thomas A. Connell	Director, Vice President and Controller (Principal Accounting Officer)

* Bertram Bell	Director

* Anthony E. Miller	Director

* Darren R. Wells	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Goodyear International Corporation

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert J. Keegan	Director, Chairman of the Board and President (Principal Executive Officer)

/s/ Damon J. Audia Damon J. Audia	Vice President and Treasurer (Principal Financial Officer)	March 29, 2010

* Richard J. Noechel	Director, Vice President and Controller (Principal Accounting Officer)

* Bertram Bell	Director

* John D. Fish	Director

* Richard J. Kramer	Director

* Darren R. Wells	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Goodyear Western Hemisphere Corporation

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert J. Keegan	Director and Chairman of the Board

* Richard J. Kramer	Director and President (Principal Executive Officer)

/s/ Damon J. Audia Damon J. Audia	Vice President and Treasurer (Principal Financial Officer)	March 29, 2010

* Thomas A. Connell	Director, Vice President and Controller (Principal Accounting Officer)

* Bertram Bell	Director

* Darren R. Wells	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Wheel Assemblies Inc.

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard J. Kramer	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Damon J. Audia Damon J. Audia	Director, Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 29, 2010

* Michael R. Rickman	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on March 29, 2010.

Wingfoot Commercial Tire Systems, LLC

By:	/s/ Damon J. Audia
Name:     Damon J. Audia

Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* D. Brent Copeland	President and Chief Operating Officer (Principal Executive Officer)

* Todd M. Tyler	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Thomas A. Connell	Director

* Evan M. Scocos	Director

* M. Joseph Copeland	Director

* Richard J. Kramer	Director

* Michael R. Rickman	Director

/s/ Damon J. Audia Damon J. Audia	Director	March 29, 2010

* Richard J. Noechel	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated

Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on March 29, 2010.

Wingfoot Ventures Eight Inc.

By:	/s/ Todd M. Tyler
Name:     Todd M. Tyler

Title:	Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* D. Brent Copeland	Director and President (Principal Executive Officer)

* Todd M. Tyler	Director, Vice President, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

* Randall M. Loyd	Director

*By: /s/ Damon J. Audia Damon J. Audia		March 29, 2010

*	Attorney-in-fact for each of the persons indicated